                                                                    EXHIBIT 10.3

                               [INTELLICORP LOGO]

                                INTELLICORP, INC.
                         COMMON STOCK PURCHASE AGREEMENT

      THIS COMMON STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of September 29, 2000, by and between IntelliCorp, Inc., a Delaware corporation (the "COMPANY"), and investors listed on the attached Exhibit A who become signatories to this Agreement (the "PURCHASERS").

      THE PARTIES AGREE AS FOLLOWS:

      1. ISSUANCE OF SHARES; PURCHASE PRICE. The Purchasers hereby purchase and the Company hereby sells an aggregate of 1,000,000 shares of the Company common stock (the "SHARES") at a purchase price of $1.00 per share payable in cash. In addition, in consideration for the investment by the Purchasers, the Company shall issue each Purchaser a five-year Warrant to purchase 25% of that number of Shares that are being purchased by such Purchaser under this Agreement at an exercise price of $2.00 per share. The number of Shares and Warrants to be purchased by each Purchaser is set forth opposite the name of each Purchaser on Exhibit A. The shares of common stock issuable upon exercise of the Warrant are referred to herein as the "WARRANT SHARES".

      2. RIGHT OF PARTICIPATION. In the event the Company shall propose to sell and issue additional shares of the Company's common stock in a private equity financing with gross profits to the Company of at least $5,000,000 closing on or prior to June 30, 2001 (the "FINANCING"), each Purchaser shall have the right to participate in the first Financing by purchasing such aggregate number of shares with a purchase value equal to the purchase price of the Shares purchased by the Purchaser under this Agreement.

      3. REGISTRATION RIGHT. The Shares shall be subject to registration rights which will require the Company to file with the SEC a registration Statement on Form S-3 (or equivalent) covering the resale of the Shares and the Warrant Shares.

      4. PURCHASER'S REPRESENTATIONS. Each Purchaser is acquiring the Shares and the Warrant Shares for the Purchaser's own account, and not directly or indirectly for the account of any other person. The Purchaser is acquiring the Shares and the Warrant Shares for investment and not with a view to distribution or resale thereof except in compliance with the Act and any applicable state law regulating securities, and the certificates for any Shares will bear restrictive legends to that effect.

      5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and to be performed entirely within the State of California by residents of the State of California.

      6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties pertaining to the Shares and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

      IN WITNESS WHEREOF, the parties hereto have executed the Common Stock Purchase Agreement as of the date first above written.

                                       INTELLICORP, INC.
                                       A Delaware corporation

                                       By:
                                           ------------------------------------
                                           Jerome F. Klajbor

                                       Title: Chief Financial Officer
                                              ----------------------------------

                                       By:
                                           ------------------------------------
                                           Wechsler & Co. Inc.

                                       Address: 105 South Bedford Rd., Suite 310
                                                --------------------------------
                                                Mount Kisco, NY 10549
                                                --------------------------------

                                       By:
                                           ------------------------------------
                                           Victor Morgenstern

                                       Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------


                                       By:
                                           ------------------------------------
                                           Art Berry

                                       Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------


                                       By:
                                           ------------------------------------
                                           Alan K. Greene

                                       Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------


                                       By:
                                           ------------------------------------
                                           Gregory Sulier

                                       Address:
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                    EXHIBIT A

NAME OF INVESTOR               SHARES               WARRANTS
----------------              --------              --------
Wechsler & Co. Inc.           650,000                162,500         $650K
Victor Morgenstern            200,000                 50,000         $200K
Art Berry                     100,000                 25,000         $100K
Alan Greene                    25,000                  6,250         $ 25K
Gregory Sulier                 25,000                  6,250         $ 25K